Exhibit 8.1

									Millions
Corporate Name	Currency	Consol. Method		Audit.	Corporate Purpose or Line of Business	Location	Voting Rights (%)	Dividend Rights (%)	Capital	Reserves	Net Income (Loss)
ELECTRICITY BUSINESS
Endesa Energia, S.A.U.		FC		(1)	Marketing of energy products	MADRID	100.00	100.00	13.0	17.0	38.0
Endesa Energia XXI, S.L.		FC		(1)	Supplementary services associated with the marketing of energy products	MADRID	100.00	100.00	0.0	0.0	214.0
SODESA-Comercializaçao de Energia Electrica, S.A.		EM		(1)	Electricity retailing	PORTO—PORTUGAL	50.00	50.00	0.8	0.0	(0.3)
Endesa Generacion, S.A.		FC		(1)	Electric power production	MADRID	100.00	100.00	1,882.0	2,042.0	2,082.0
Aragonesa de Actividades Energeticas, S.A. (AAESA)		NC		—	Electric power production	TERUEL	100.00	100.00	0.1	1.1	0.2
Carboex, S.A.		FC		(2)	Fuel supply	MADRID	100.00	100.00	24.0	6.1	9.3
Carboex International LTD. (CIL)	f	FC		(2)	Marketing of fuels and other raw materials	NASSAU—THE BAHAMAS	100.00	100.00	0.1	0.6	0.2
Arch Coal Inc. (ACI)	f	NC		(2)	Coal production	SAN LUIS—U.S.A.	0.59	0.59	0.5	533.3	1.1
Empresa Carbonifera del Sur, S.A. (ENCASUR)		FC		(2)	Exploitation of mining deposits	MADRID	100.00	100.00	18.0	57.2	9.9
Endesa Ciclos Combinados, S.L.		FC		(1)	Electric power production	MADRID	100.00	100.00	116.0	116.0	(0.3)
Energias de Aragon I, S.L. (EASA I)		FC		(1)	Transmission, distribution and sale of electricity under the rate system	ZARAGOZA	100.00	100.00	3.2	5.9	0.0
Energias de Aragon II, S.L. (EASA II)		FC		(1)	Electric power production under the special regime	ZARAGOZA	100.00	100.00	18.5	34.0	6.7
Gas y Electricidad Generacion, S.A.U.		FC		(1)	Electric power production	PALMA DE MALLORCA	100.00	100.00	213.8	177.2	3.0
Minas y Ferrocarril de Utrillas, S.A.		NC		(2)	Extraction of black lignite	BARCELONA	100.00	100.00	3.9	13.8	0.9
Carbones de Berga, S.A.		(**	)	—	Exploitation of lignite mines	BARCELONA	100.00	100.00	0.6	4.0	0.1
Union Electrica de Canarias Generacion, S.A.U.		FC		(1)	Electric power production	LAS PALMAS DE GRAN CANARIA	100.00	100.00	190.2	313.3	185.5
Minas Gargallo, S.L.		NC		—	Exploitation of mineral deposits	ZARAGOZA	99.91	99.91	0.2	0.1	0.0
Minas de Estercuel, S.A.		(**	)	—	Exploitation of mineral deposits	ZARAGOZA	99.65	99.56	0.1	0.0	0.0
Asociacion Nuclear Asco-Vandellos II, A.I.E.		PC		(1)	Management, operation and administration of nuclear plants	BARCELONA	85.41	85.41	19.2	0.0	0.0
Hispano-Francesa de Energia Nuclear, S.A. (HIFRENSA)		NC		(1)	Management of the Vandellós I nuclear power plant	BARCELONA	52.00	52.00	0.1	0.0	1.0
Nuclenor, S.A.		PC		(1)	Nuclear power production	SANTANDER	50.00	50.00	102.0	33.6	49.0
Central Nuclear Trillo I, A.I.E.		NC		(1)	Management, operation and administration of a nuclear plant	MADRID	2.00	1.00	23.5	0.0	0.0
Elcogas, S.A.		NC		(1)	Electric power production	MADRID	37.93	37.93	50.0	(68.2)	13.8
Central Nuclear Almaraz, A.I.E.		PC		(1)	Management, operation and administration of a nuclear plant	MADRID	36.02	36.02	13.1	0.0	0.0
Central Termica de Anllares, A.I.E.		NC		—	Management, operation and administration of a fossil-fuel plant	MADRID	33.33	33.33	0.6	0.0	0.0
Centrales Nucleares Almaraz-Trillo, A.I.E.		NC		—	Management, operation and administration of a nuclear plant	MADRID	23.67	23.67	0.0	0.0	0.0
Endesa Red, S.A.		FC		(1)	Distribution activities	MADRID	100.00	100.00	688.0	676.0	498.0
Distribuidora Electrica del Puerto de la Cruz, S.A.		FC		(1)	Purchase, transmission, distribution and retailing of electricity	SANTA CRUZ DE TENERIFE	100.00	100.00	19.0	10.0	4.0
Endesa Distribución Electrica, S.L.		FC		(1)	Distribution of electricity	MADRID	100.00	100.00	1,205.0	1,173.0	384.0
Electrica de La Franja, S.L.		NC		—	Electric power production	BARCELONA	100.00	100.00	0.0	0.0	0.0
Transportes y Distribuc. Electricas, S.A. (TYDESA)		NC		—	Transmission of electricity	GIRONA	73.33	73.33	0.1	0.0	0.0
Electricidad de Puerto Real, S.A. (EPRESA)		NC		(1)	Supply and distribution of electricity	CADIZ	50.00	50.00	6.6	0.5	0.8
Suministradora Electrica de Cadiz, S.A. (SECASA)		NC		(1)	Supply and distribution of electricity	CADIZ	33.50	33.50	12.0	19.8	7.3
Endesa Operaciones y Servicios Comerciales, S.L.		FC		(1)	Provision of commercial services	MADRID	100.00	100.00	10.1	9.5	2.7
Hidroelectrica de Catalunya, S.L.		NC		(1)	Distribution and retailing of electricity	BARCELONA	100.00	100.00	0.1	0.5	0.6
Suministro de Luz y Fuerza, S.L.		(**	)	(19)	Distribution and retailing of electricity	GIRONA	60.00	60.00	2.8	4.2	0.6
Electrica de Jafre, S.A.		(**	)	(19)	Distribution and retailing of electricity	GIRONA	47.46	47.46	0.2	0.2	0.1
Productora Electrica Urgelense, S.A. (PEUSA)		(**	)	(1)	Production and distribution of electricity	LLEIDA	8.43	8.43	4.2	7.5	1.5
Electrica de Lijar, S.L.		NC		(25)	Supply and distribution of electricity	CADIZ	50.00	50.00	1.1	S/D	S/D
Siepac, S.A.		NC		—	Management of the electricity interconnection system	MADRID	62.50	62.50	0.1	0.0	0.0
Inversora Electrica del Pacifico, S.A.		NC		—	Tendering of bids in the State of Medellín (Colombia)	COLOMBIA	49.90	49.90	0.0	0.0	0.0
Red Electrica de España, S.A. (REE)		EM		(3)	Transmission of electricity	MADRID	10.00	10.00	270.5	464.4	99.9
Cía. Operadora del Mercado Español de Electricidad, S.A. (COMEESA)		NC		(4)	Economic management of the Spanish electricity market	MADRID	5.71	5.71	1.8	0.7	0.9
GAS
Endesa Gas, S.A.U.		FC		(2)	Production, distribution and retailing of gas	ZARAGOZA	100.00	100.00	45.3	42.1	8.0
Endesa Gas Transportista, S.L.		NC		—	Natural gas regasification and transmission	ZARAGOZA	100.00	100.00	0.0	0.0	0.0
Gas Alicante, S.A.U.		NC		(2)	Complete piped gas cycle	ALICANTE	100.00	100.00	3.9	(0.9)	0.0
Gesa Gas, S.A.U.		FC		(2)	Complete piped gas cycle	PALMA DE MALLORCA	100.00	100.00	17.1	14.5	1.1
Meridional de Gas, S.A.U. (MEGASA)		EM		(2)	Complete piped gas cycle	GRANADA	100.00	100.00	6.6	(2.1)	(0.1)
Gasificadora Regional Canaria, S.A.		EM		(2)	Complete piped gas cycle	LAS PALMAS DE GRAN CANARIA	65.00	65.00	0.1	0.0	0.0
Compañia Transportista de Gas Canarias, S.A.		NC		(2)	Gas transmission	LAS PALMAS DE GRAN CANARIA	73.93	73.93	3.2	0.0	0.0
Gas Aragon, S.A.		FC		(2)	Distribution of piped natural gas	ZARAGOZA	60.67	60.67	5.9	14.5	9.4
NQF Gas SGPS, S.A.		EM		(17)	Portfolio company	PORTO—PORTUGAL	49.00	49.00	5.0	37.4	0.1
Enagas, S.A.		(**	)	(17)	Portfolio company	PORTO—PORTUGAL	—	29.40	0.3	(1.5)	0.3
Setgas, S.A.		(**	)	(3)	Complete piped gas cycle	SETUBAL-PORTUGAL	—	9.72	9.0	(4.3)	0.8
Portgas, S.A.		(**	)	(2)	Complete piped gas cycle	PORTO—PORTUGAL	—	12.42	7.9	1.5	4.7
Distribuidora Regional del Gas, S.A.		EM		(2)	Distribution and retailing of gas	VALLADOLID	45.00	45.00	3.6	0.2	0.9
Transportista Regional de Gas, S.L.		NC		(2)	Gas infrastructure and transmission	VALLADOLID	45.00	45.00	0.7	0.2	0.0
Distrib. y Comerc. Gas Extremadura, S.A. (DICOGEXSA)		NC		(2)	Complete gas cycle	BADAJOZ	30.00	30.00	21.6	(0.7)	0.9
Kromschroeder, S.A.		NC		—	Manufacture of gas meters	BARCELONA	27.93	27.93	0.7	10.2	0.8
Endesa Generacion, S.A.
Iniciativas de Gas, S.L.		NC		—	Construction and operation of natural gas transmission and storage facilities	MADRID	40.00	40.00	0.0	S/D	S/D
Regasificadora del Noroeste, S.A.		NC		—	Natural gas regasification and transmission	MURGADOS—A CORUÑA	21.00	21.00	18.0	(0.3)	(0.2)
Sdad. Estudio y Prom. Gasoducto Argelia-Europa (MEDGAZ)		NC		—	Construction of a gas pipeline	MADRID	12.00	12.00	6.5	0.0	(0.1)
DIVERSIFICATION/COGENERATION AND RENEWABLE ENERGIES
Endesa Cogeneracion y Renovables, S.A. (ECYR)		FC		(2)	Cogeneration and renewable energies	SEVILLE	100.00	100.00	127.1	40.4	21.4
Almussafes Servicios Energeticos, S.L.		NC		(2)	Cogeneration plant management and maintenance	BARCELONA	100.00	100.00	0.0	0.0	0.3
Hidroelectrica del Santa Magdalena, S.A.		NC		(2)	Energy operations	BARCELONA	100.00	100.00	1.7	0.3	0.0
Promociones y Proyectos Modolell, S.A.		(**	)	(3)	Mini-hydroelectric plants	LLEIDA	20.00	20.00	8.2	0.0	0.0

									Millions
Corporate Name	Current	Consol. Method		Audit.	Corporate Purpose or Line of Business	Location	Voting Rights (%)	Dividend Rights (%)	Capital	Reserves	Net Income (Loss)
Parque Eolico A Carba, S.A.		FC		(2)	Wind-powered facility	LUGO	100.00	100.00	67.9	5.3	9.7
Parque Eolico Caños de Meca, S.A.U.		NC		(2)	Wind-powered facility	SEVILLE	100.00	100.00	1.8	0.0	0.0
Saltos del Nansa I, S.A.		FC		(2)	Production, transmission and distribution of electricity	SANTANDER	100.00	100.00	7.2	14.8	5.5
Saltos y Centrales de Catalunya, S.A.		NC		(2)	Operation of hydroelectric plants	BARCELONA	100.00	100.00	0.1	0.5	0.0
Unelco Cogeneraciones Sanitarias del Archipielago, S.A.		FC		(2)	Cogeneration facilities at hospitals	LAS PALMAS DE GRAN CANARIA	100.00	100.00	1.2	(0.1)	1.8
Fermicaise, S.A.		NC		(2)	Cogeneration	MEXICO CITY	99.99	99.99	0.7	0.0	(0.3)
Gresaise, S.A.		NC		(2)	Cogeneration	MEXICO CITY	99.99	99.99	0.7	(0.1)	0.0
Italaise, S.A.		NC		(2)	Cogeneration	MEXICO CITY	99.99	99.99	0.7	0.0	0.0
Electro Mariola, A.I.E.		FC		(2)	Cogeneration	MADRID	99.00	99.00	0.5	0.0	0.0
Micase, S.A.		NC		(2)	Cogeneration	MEXICO CITY	99.00	99.00	1.9	(1.3)	(1.5)
Bioaise		NC		(1)	Production, purchase, retailing and marketing of electricity	CARTAGENA-COLOMBIA	95.00	95.00	0.7	(0.3)	0.0
Parque Eolico de Enix, A.I.E.		FC		(2)	Wind powered facility	SEVILLE	95.00	95.00	3.0	(1.1)	(0.1)
Propaise		NC		(1)	Production, purchase, sale and retailing of electricity	CARTAGENA-COLOMBIA	94.99	94.99	0.7	0.1	0.0
Parque Eolico Finca de Mogan, S.A.		FC		(2)	Construction and operation of a wind-powered facility in Arico	LAS PALMAS DE GRAN CANARIA	90.00	90.00	3.8	0.7	0.7
Energetica Mataro, S.A.		NC		(2)	Construction and operation of a mud thermal treatment plant	BARCELONA	85.00	85.00	1.5	0.0	0.0
Eolicas de Agaete, S.L.		FC		(2)	Wind-powered facility	LAS PALMAS DE GRAN CANARIA	80.00	80.00	0.2	0.0	0.1
Parque Eolico de Aragon, A.I.E.		FC		(2)	Wind-powered facility	ZARAGOZA	80.00	80.00	0.6	1.7	0.4
Parque Eolico Carretera de Arinaga, S.A.		FC		(2)	Wind-powered facility	LAS PALMAS DE GRAN CANARIA	80.00	80.00	1.6	0.0	1.8
Explotaciones Eolicas de Escucha, S.A.		FC		(2)	Production, distribution and use of electricity	LAS PALMAS DE GRAN CANARIA	76.00	76.00	3.0	(0.1)	1.0
Explotaciones Eolicas El Puerto, S.A.		FC		—	Wind-powered facility	TERUEL	73.60	73.60	4.2	0.0	0.0
Parque Eolico Montes de Las Navas, S.A.		FC		(2)	Wind-powered facility	MADRID	70.00	70.00	6.5	0.0	1.1
Proyectos Eolicos Valencianos, S.A.		NC		—	Wind power	ALDAYA—VALENCIA	70.00	70.00	0.4	0.0	0.0
Cogeneracion del Ter, S.L.		FC		(2)	Cogeneration	BARCELONA	69.00	69.00	3.7	1.7	(0.7)
Parque Eolico de Santa Lucia, S.A.		NC		(2)	Construction, operation and administration of wind-powered facilities	LAS PALMAS DE GRAN CANARIA	65.67	65.67	0.9	0.2	0.6
Coreysa Cogeneracion, S.A.		NC		(2)	Cogeneration	SEVILLE	65.00	65.00	0.5	0.0	0.1
Relcamp, A.I.E.		NC		(2)	Cogeneration	BARCELONA	65.00	65.00	0.2	0.0	0.0
Energias de Graus, S.L.		EM		(2)	Hydroelectric power plant	BARCELONA	62.22	62.22	1.3	0.2	0.1
Cogeneracion de Andujar, S.A.		FC		(2)	Cogeneration	JAEN	60.00	60.00	2.4	(1.0)	(0.5)
Eolicos de Tirajana, A.I.E.		FC		(2)	Operation of a wind-powered facility	LAS PALMAS DE GRAN CANARIA	60.00	60.00	0.0	0.0	0.2
Planta Eolica Europea, S.A. (PEESA)		FC		(2)	Wind power	MADRID	56.12	56.12	1.2	0.1	0.4
Agrupación Rubi, S.A.		NC		(2)	Treatment of urban solid waste	BARCELONA	55.00	55.00	1.6	(0.2)	0.0
Rubi Tractament Termic Eficient, S.A.		(**	)	(2)	Treatment of urban solid waste	BARCELONA	80.00	44.00	S/D	S/D	S/D
Eolicas de Fuencaliente, S.A.		NC		(2)	Wind power	LAS PALMAS DE GRAN CANARIA	55.00	55.00	0.2	0.2	0.2
Energias de La Mancha, S.A. (ENEMANSA)		FC		(2)	Biomass	CIUDAD REAL	52.00	52.00	3.9	0.0	(0.5)
Parque Eolico Punta de Teno, S.A.		FC		(2)	Wind-powered facility	LAS PALMAS DE GRAN CANARIA	52.00	52.00	0.5	0.2	0.3
T.P. Sociedade Termica Portuguesa, S.A. (TERMIPOR)		EM		(2)	Cogeneration	LISBON—PORTUGAL	50.00	50.00	7.5	0.5	0.1
Ecyr-Greentech, U.T.E.		NC		—	Treatment of urban solid waste	BARCELONA	51.00	51.00	0.0	0.0	0.0
Progreen Costa, S.L.		NC		—	Treatment of urban solid waste	ZARAGOZA	80.00	80.00	1.5	(1.7)	(1.6)
Progreen Fuente Alamo, S.A.		NC		—	Treatment of urban solid waste	MURCIA	51.00	51.00	0.0	0.0	0.0
Progreen Torrente, S.A.		NC		—	Treatment of urban solid waste	ZARAGOZA	100.00	100.00	2.9	0.0	0.0
Progreen Villanueva, S.A.		NC		—	Treatment of urban solid waste	ZARAGOZA	100.00	100.00	1.9	(3.0)	(1.2)
Progreentech, U.T.E.		NC		—	Treatment of urban solid waste	BARCELONA	51.00	51.00	0.0	0.0	0.0
Agrupacion de Granollers, S.A.		NC		—	Treatment of urban solid waste	BARCELONA	50.00	50.00	1.2	0.0	0.0
Granollers Tractament Termic Eficient, S.A.		(**	)	—	Treatment of urban solid waste	BARCELONA	—	40.00	S/D	S/D	S/D
Andaluza de Cogeneracion, S.A.		NC		—	Cogeneration	JAEN	50.00	50.00	0.0	0.0	0.0
Antrel, A.I.E.		EM		(2)	Cogeneration	GIRONA	50.00	50.00	0.3	0.0	0.3
Cogeneracion Tenerel—Mollet, A.I.E.		EM		(2)	Cogeneration	BARCELONA	50.00	50.00	0.6	0.0	(0.1)
Confirel, A.I.E.		EM		(3)	Cogeneration	GIRONA	50.00	50.00	0.0	0.2	0.4
Energias Alternativas del Sur, S.L.		NC		(2)	Wind power	LAS PALMAS DE GRAN CANARIA	50.00	50.00	0.6	0.3	0.1
Energias Argentinas, S.A.		NC		—	Wind power	BUENOS AIRES—ARGENTINA	50.00	50.00	0.5	(0.3)	0.0
Energias Renovables Leonesas, S.A. (ERLESA)		NC		—	Mini-hydroelectric plants	MADRID	50.00	50.00	1.1	0.0	0.0
Eolicas de Tenerife, A.I.E.		EM		—	Construction and operation of wind-powered facilities	TENERIFE	50.00	50.00	0.4	0.6	0.3
Ercasa Cogeneracion, S.A.		NC		(8)	Cogeneration	ZARAGOZA	50.00	50.00	0.6	0.0	0.1
Ersa-Collarada, A.I.E.		NC		—	Wind power	ZARAGOZA	50.00	50.00	0.1	0.0	0.0
Explotaciones Eolicas de Aldehuelas, S.L.		NC		(7)	Wind power	OVIEDO	50.00	50.00	0.2	0.0	0.0
Hidroelectrica del Serrado, S.L.		NC		(4)	Hydroelectric power plant	BARCELONA	50.00	50.00	0.7	0.0	0.0
Hidrorel, U.T.E.		NC		—	Hydroelectric power plant	BARCELONA	50.00	50.00	0.0	0.0	0.0
Iberia Aprovechamientos Eolicos, S.A.		NC		—	Wind power	ZARAGOZA	50.00	50.00	0.1	0.0	0.0
Onuber, S.L.		NC		—	Research and optimization of energy proc. and op. of facilities	HUELVA	50.00	50.00	3.0	0.0	0.0
Parque Eolico A Capelada, A.I.E.		EM		(2)	Wind-powered facility	A CORUÑA	50.00	50.00	5.9	0.0	2.8
Parque Eolico de Barbanza, S.A.		EM		(2)	Wind-powered facility	MADRID	50.00	50.00	3.6	2.6	1.7
Parque Eolico de Cabo Vilano, A.I.E.		EM		(1)	Wind-powered facility	A CORUÑA	50.00	50.00	1.6	(0.1)	0.0
Parques Eolicos del Norte, S.A.		NC		—	Wind power	A CORUÑA	50.00	50.00	0.1	0.0	0.0
Prosamer Cogeneracion, S.L.		NC		(1)	Cogeneration	VALENCIA	50.00	50.00	1.5	0.1	(0.1)
Proyecto Coreysa Cogeneracion, U.T.E.		NC		—	Cogeneration	SEVILLE	50.00	50.00	0.0	0.0	0.0
Proyecto Jabugo Cogeneracion, U.T.E.		NC		—	Cogeneration	HUELVA	50.00	50.00	0.0	0.0	0.0
Proyecto Santo Rostro Cogeneracion, U.T.E.		NC		—	Cogeneration	SEVILLE	50.00	50.00	0.0	0.0	0.0
Salto de San Rafael, S.L.		NC		—	Hydroelectric power production	MADRID	50.00	50.00	0.5	0.2	0.0
Sociedad Eolica Los Lances, S.A.		EM		(1)	Wind power	CADIZ	50.00	50.00	2.4	0.6	0.5
Tyborel, A.I.E.		EM		(4)	Cogeneration	GIRONA	50.00	50.00	0.8	0.0	0.0
Hidricas de Viseu, S.A. (HIDRIVIS)		NC		—	Mini-hydroelectric plants	MAIA—PORTUGAL	65.00	49.48	0.0	0.0	0.0
Central Hidroelectrica Casillas, S.A.		NC		—	Hydroelectric power production	SEVILLE	49.00	49.00	0.3	0.0	0.0
Foixterm, A.I.E.		NC		—	Cogeneration	BARCELONA	49.00	49.00	0.0	0.0	0.0
Parque Eolico Sierra del Madero, S.A.		EM		(2)	Wind-powered facility	SORIA	48.00	48.00	7.2	0.5	1.7
Sociedad Eolica de Andalucia, S.A. (SEASA)		EM		(1)	Electric power production	SEVILLE	46.67	46.67	4.5	2.7	0.6

								Millions
Corporate Name	Currency	Consol. Method	Audit.	Corporate Purpose or Line of Business	Location	Voting Rights (%)	Dividend Rights (%)	Capital	Reserves	Net Income (Loss)
Eolica Valle del Ebro, S.A.		EM	(2)	Wind power	ZARAGOZA	45.50	45.50	5.6	0.9	1.4
Anoia d'Energia, S.A.		EM	(1)	Cogeneration	BARCELONA	45.00	45.00	2.4	0.5	(0.3)
Corelcat, A.I.E.		NC	(2)	Cogeneration	LLEIDA	45.00	45.00	0.1	0.0	0.1
Releco Santiago, A.I.E.		NC	(2)	Cogeneration	HUESCA	45.00	45.00	0.3	(0.2)	(0.1)
Santo Rostro Cogeneracion, S.A.		NC	(2)	Cogeneration	SEVILLE	45.00	45.00	0.2	(0.1)	(0.1)
Termotec Energia, A.I.E.		NC	—	Cogeneration	VALENCIA	45.00	45.00	0.5	(0.9)	(0.2)
Asanefi, A.I.E.		EM	(1)	Cogeneration	BARCELONA	42.50	42.50	0.9	0.6	0.6
Eolica del Moncayo, S.A.		EM	(2)	Wind power	SORIA	42.00	42.00	3.0	0.6	1.0
Erfei, A.I.E.		EM	(3)	Cogeneration	TARRAGONA	42.00	42.00	0.7	(0.2)	(0.1)
Cogeneracio J. Vilaseca, A.I.E.		NC	(24)	Cogeneration	BARCELONA	40.00	40.00	0.7	0.6	0.1
Energia de La Loma, S.A.		NC	—	Biomass	JAEN	40.00	40.00	0.0	0.0	0.0
Eolicas de Lanzarote, S.L.		EM	(2)	Production, distribution and supply of electric power	LANZAROTE	40.00	40.00	5.0	0.5	0.1
Eolicos de Fuerteventura, A.I.E.		EM	(2)	Management, operation and administration of a wind-powered facility	FUERTEVENTURA	40.00	40.00	0.0	0.0	1.6
Erca Cinco Villas-1, S.L.		NC	(9)	Cogeneration	ZARAGOZA	40.00	40.00	0.2	0.0	0.1
Forel, S.L.		EM	(4)	Cogeneration	BARCELONA	40.00	40.00	0.0	0.6	1.0
Tirme, S.A.		EM	(1)	Solid waste treatment	PALMA DE MALLORCA	40.00	40.00	7.7	1.1	3.1
Vapeltar, A.I.E.		NC	—	Cogeneration	BARCELONA	40.00	40.00	0.0	0.0	0.0
Virgen de la Bella, A.I.E.		EM	(1)	Cogeneration	HUESCA	40.00	40.00	2.4	(0.4)	0.6
Yedesa Cogeneracion, S.A.		NC	(2)	Cogeneration	ALMERIA	40.00	40.00	0.2	(0.1)	(0.1)
Minicentral Canal Imperial—Gallur, S.L.		NC	—	Mini-hydroelectric plants	ZARAGOZA	39.00	39.00	1.2	0.0	0.0
Printerel, A.I.E.		EM	(4)	Cogeneration	BARCELONA	39.00	39.00	0.3	0.0	0.1
Fibrarel, A.I.E.		EM	(1)	Cogeneration	BARCELONA	36.55	36.55	0.0	0.0	0.1
Hidrobeira Limitada, S.L.		NC	—	Hydroelectric power plant	VISEU—PORTUGAL	35.71	35.71	0.0	0.0	0.0
Colasem, A.I.E.		EM	(22)	Cogeneration	BARCELONA	35.00	35.00	0.5	(0.1)	0.1
Ercetesa, S.A.		NC	(8)	Cogeneration	ZARAGOZA	35.00	35.00	0.3	0.0	0.0
Compañia Eolica Tierras Altas, S.A.		EM	(2)	Wind power	SORIA	33.83	33.83	13.2	0.0	1.5
Oxagesa, A.I.E.		EM	(4)	Cogeneration	TERUEL	33.33	33.33	0.0	0.0	0.0
Terdon Cogeneracion, S.L.		NC	(2)	Cogeneration	ZARAGOZA	33.33	33.33	0.0	0.0	0.0
Toledo P. V., A.E.I.E.		NC	(3)	Research on photovoltaic solar power plants	MADRID	33.33	33.33	0.0	0.0	0.0
Central hidroelectrica Güejar Sierra, S.L.		EM	—	Hydroelectric power production	SEVILLE	33.30	33.30	0.4	1.2	0.2
Cogeneracion Hostalrich, A.I.E.		EM	(23)	Cogeneration	GIRONA	33.00	33.00	0.8	(0.1)	0.1
Erecosalz, S.L.		NC	—	Cogeneration	ZARAGOZA	33.00	33.00	0.0	0.0	0.0
Cogeneracion Eurohueco, A.I.E.		EM	(4)	Cogeneration	BARCELONA	30.00	30.00	3.6	0.0	0.4
Covitrel, A.I.E.		EM	(4)	Cogeneration	TARRAGONA	30.00	30.00	3.3	0.0	0.1
Empresa Provincial de Energia, S.A. (EPESA)		NC	—	Complete electric power cycle	HUESCA	30.00	30.00	0.0	0.0	0.0
Forsean, S.L.		EM	(3)	Cogeneration	HUELVA	30.00	30.00	0.1	2.0	1.3
Hidroescoron, S.L.		NC	—	Mini-hydroelectric plants	ZARAGOZA	30.00	30.00	0.0	0.0	0.0
Port Ecorel, A.I.E.		NC	(19)	Cogeneration	BARCELONA	30.00	30.00	0.5	(0.7)	(0.2)
Prencyc, A.I.E.		NC	—	Cogeneration	BARCELONA	30.00	30.00	0.0	0.0	0.0
Productora de Energias, S.A. (PESA)		NC	—	Mini-hydroelectric plants	BARCELONA	30.00	30.00	0.0	0.0	0.0
Relsa-Seat-Idae, U.T.E.		NC	—	Cogeneration	MADRID	30.00	30.00	2.3	1.0	0.7
Sistemas Energeticos La Muela, S.A.		EM	—	Wind power	ZARAGOZA	30.00	30.00	3.1	0.8	1.2
Cogeneracion Ufic, S.A.		EM	(11)	Cogeneration	BARCELONA	27.50	27.50	1.1	0.4	0.4
Colomer de Cogeneracio, A.I.E.		EM	(1)	Cogeneration	BARCELONA	27.50	27.50	0.7	0.7	0.3
Sati Cogeneracio, A.I.E.		EM	(1)	Cogeneration	BARCELONA	27.50	27.50	0.1	1.2	0.1
Energetica de Rossello, A.I.E.		EM	(4)	Cogeneration	BARCELONA	27.00	27.00	3.6	3.1	0.4
Ereco San Mateo, S.L.		NC	—	Cogeneration	HUESCA	27.00	27.00	0.0	0.0	0.0
Garofeica, S.A.		EM	—	Cogeneration	BARCELONA	27.00	27.00	0.7	0.4	0.0
Rofeica d'Energia, S.A.		EM	—	Cogeneration	BARCELONA	27.00	27.00	2.0	0.2	0.1
Sistemas Energeticos Mas Garullo, S.A.		EM	—	Cogeneration	ZARAGOZA	27.00	27.00	1.5	0.1	0.9
Urgell Energia, S.A.		EM	—	Cogeneration	LLEIDA	27.00	27.00	0.6	0.0	0.1
Calizas Elycar, S.L.		NC	(8)	Construction and operation of a cogeneration plant	HUESCA	25.00	25.00	1.8	0.0	0.1
Cogeneracion Tolosana, A.I.E.		NC	(4)	Cogeneration	GUIPUZCOA	25.00	25.00	0.6	0.0	0.2
Corporacion Eolica Zaragoza, S.L.		EM	—	Wind power	ZARAGOZA	25.00	25.00	2.5	0.3	0.3
Ecoenergia de Can Mata, A.I.E.		NC	—	Treatment of urban solid waste	MURCIA	25.00	25.00	0.2	0.0	0.1
Foraneto, S.L.		EM	(3)	Cogeneration	BARCELONA	25.00	25.00	0.1	0.2	(1.4)
Hidroelectrica del Piedra, S.L.		NC	(9)	Production and sale of electric power	ZARAGOZA	25.00	25.00	0.2	0.1	0.1
Northeolic Pico Gallo, S.L.		EM	—	Construction and operation of wind-powered facilities	OVIEDO	25.00	25.00	0.0	2.1	0.6
Proyectos Energeticos MB, S.A.		NC	(14)	Cogeneration	BARCELONA	25.00	25.00	0.8	(0.1)	0.0
Puignerel, A.I.E.		EM	(15)	Cogeneration	BARCELONA	25.00	25.00	11.3	(10.2)	(1.3)
Alabe Moinsa, U.T.E.		NC	—	Cogeneration	MADRID	20.00	20.00	1.8	0.0	0.2
Cogeneracion El Salto, S.L.		NC	—	Cogeneration	ZARAGOZA	20.00	20.00	0.0	0.0	0.0
Cogeneracion Lipsa, S.L. (COLIPSA)		NC	(4)	Cogeneration	BARCELONA	20.00	20.00	0.7	0.0	0.2
Ermetosa, U.T.E.		NC	—	Cogeneration	HUESCA	20.00	20.00	0.0	0.0	0.0
Sotavento Galicia, S.A.		NC	(6)	Wind power	A CORUÑA	18.00	18.00	0.6	0.3	0.6
Conuben, S.L.		NC	—	Cogeneration	HUELVA	16.36	16.36	1.3	(0.6)	(0.9)
Eolicas de Canarias, S.L.		NC	—	Wind power	LAS PALMAS DE GRAN CANARIA	16.00	16.00	0.0	0.0	0.0
Minicentral Acequia Cinco Villas, A.I.E.		NC	(9)	Mini-hydroelectric plants	ZARAGOZA	15.00	15.00	1.2	(0.4)	(0.7)
Minicentrales Bardenas, A.I.E.		NC	(13)	Mini-hydroelectric plants	ZARAGOZA	15.00	15.00	1.2	1.2	(0.1)
Tirmadrid, S.A.		NC	(1)	Solid waste treatment	MADRID	15.00	15.00	16.8	0.8	4.1
Allarluz, S.A.		NC	(21)	Biomass	ORENSE	12.99	12.99	1.6	(0.9)	0.0
Groberel A.I.E.		NC	(1)	Cogeneration	GIRONA	12.00	12.00	0.0	0.2	0.2
Asane, A.I.E.		NC	—	Cogeneration	BARCELONA	10.00	10.00	0.0	0.0	0.0
Cobane, A.I.E.		NC	—	Cogeneration	TARRAGONA	10.00	10.00	0.0	0.0	0.0
Fibrel, A.I.E.		NC	(2)	Cogeneration	GIRONA	10.00	10.00	3.3	0.7	0.0

									Millions
Corporate Name	Currency	Consol. Method		Audit.	Corporate Purpose or Line of Business	Location	Voting Rights (%)	Dividend Rights (%)	Capital	Reserves	Net Income (Loss)
Hisane, A.I.E.		NC		(4)	Cogeneration	TARRAGONA	10.00	10.00	0.0	0.0	0.0
Idae Opel, U.T.E.		NC		—	Cogeneration	MADRID	10.00	10.00	3.7	0.2	(0.3)
Sistemas Energeticos Mañon Ortigueira, S.A.		NC		(1)	Wind power	A CORUÑA	10.00	10.00	4.5	0.4	1.4
Tractaments i Revaloriz. de Residuos del Maresme, S.A. (TVRM)		NC		(17)	Cogeneration	BARCELONA	10.00	10.00	3.6	0.7	3.9
Vapor y Electricidad El Tejar, S.L. (VETEJAR)		NC		—	Construction and operation of plants fueled by farm waste	CORDOBA	8.67	8.67	0.0	0.0	0.0
Electrometalurgica del Ebro, S.A.		NC		(1)	Mini-hydroelectric plants	BARCELONA	8.60	8.60	0.0	0.0	0.0
KW Tarifa, S.A.		NC		—	Wind power	CADIZ	7.30	7.30	5.1	3.4	0.1
A. E. Ciutat Sanitaria Vall d'Hebron, A.I.E.		NC		(20)	Cogeneration	BARCELONA	6.25	6.25	1.7	0.3	(0.1)
Puerto Real Cogeneracion, S.A. (PRECOSA)		NC		—	Cogeneration	CADIZ	5.00	5.00	0.6	(0.4)	(1.0)
DIVERSIFICATION/WATER UTILITIES
Endesa Diversificacion, S.A.
Nueva Nuinsa		NC
Aguas de Herrera, S.L.		(**	)	—	Management of integral water cycle	SEVILLE	100.00	100.00	0.3	(0.1)	0.0
Aguas de La Janda, S.L.		(**	)	—	Water supply	CADIZ	100.00	100.00	0.0	(0.1)	(0.1)
Gestión de Aguas del Norte, S.A.		(**	)	—	Integral water cycle	LAS PALMAS DE GRAN CANARIA	55.00	55.00	2.5	(2.1)	(0.3)
Puerto Serrano, U.T.E.		(**	)	—	Water treatment plant work	SEVILLE	50.00	50.00	0.0	0.0	0.0
Sercanarias, S.A.		(**	)	—	Integral water cycle and related facilities	LAS PALMAS DE GRAN CANARIA	50.00	50.00	0.1	0.5	(0.1)
Sdad. Economia Mixta Aguas de Guadix, S.A.		(**	)	—	Water supply	GRANADA	40.00	40.00	0.3	0.0	0.1
Tecnologia Canaria del Agua, S.A.		(**	)	—	Integral water cycle	LAS PALMAS DE GRAN CANARIA	33.33	33.33	0.5	0.7	0.1
Empresa Mixta de Aguas de Las Palmas, S.A. (EMALSA)		(**	)	(2)	Sea water desalination, distribution and marketing	LAS PALMAS DE GRAN CANARIA	33.00	33.00	28.3	(5.1)	0.2
Desaladora de la Costa del Sol, S.A. (DECOSOL)		NC		(3)	Water supply and desalination services	MALAGA	50.00	50.00	6.0	(0.3)	(0.6)
Desalant, S.A.	a	NC		(1)	Sea water desalination	SANTIAGO—CHILE	50.00	50.00	6,591.8	0.0	(50.5)
Sociedad General de Aguas de Barcelona, S.A. (AGBAR)		EM		(1)	Distribution and supply of potable water	BARCELONA	11.64	11.64	144.4	715.9	132.7
DIVERSIFICATION/TELECOMMUNICATIONS
Endesa Diversificacion, S.A.
Endesa Telecomunicaciones, S.A.		FC		(1)	Portfolio company	MADRID	100.00	100.00	187.1	101.9	(535.9)
Endesa Ingenieria de Telecomunicaciones I, S.L. (ENDITEL I)		EM		(1)	Consulting and engineering services	SEVILLE	100.00	100.00	5.0	4.4	(0.8)
Servicable, U.T.E.		(**	)	—	Design and implementation of MENTA and its cable network in Cataluña	BARCELONA	50.00	50.00	S/D	S/D	S/D
Servimovil, U.T.E.		(**	)	—	Design and provision of facilities and supplementary services to AMENA	BARCELONA	50.00	50.00	S/D	S/D	S/D
Cable CiTC, U.T.E.		(**	)	—	Design and implementation of MENTA and its cable network in Cataluña	BARCELONA	40.00	40.00	S/D	S/D	S/D
Smartcom Pcs		EM		(1)	Wireless telephony operator	SANTIAGO—CHILE	100.00	100.00	577.0	(346.0)	(53.0)
Netco Redes, S.A.		FC		(1)	Telecommunications infrastructure	MADRID	50.55	50.55	6.0	61.6	6.6
Multimedia de Cable, S.A.		NC		(1)	Telecommunications	BARCELONA	38.87	38.87	11.6	(8.6)	(4.4)
AUNA Operadores de Telecomunicaciones, S.A.		EM		(1)	Telecommunications services	BARCELONA	29.61	30.18	2,197.9	670.8	(560.5)
Auna Telecomunicaciones, S.A.		(**	)	(1)	Telecommunications services	MADRID	—	30.18	251.7	775.5	(360.4)
Aragon de Cable, S.A. (ABLE)		(**	)	(2)	Telecommunications services	ZARAGOZA	—	30.18	30.9	6.6	(14.8)
Cable i Televisio de Catalunya, S.A. (MENTA)		(**	)	(1)	Telecommunications	BARCELONA	—	30.18	164.4	51.7	(118.2)
Cabletelca, S.A. (CANARIAS TELECOM)		(**	)	(4)	Telecommunications services	SANTA CRUZ DE TENERIFE	—	30.18	50.6	15.0	(52.5)
Madritel Telecomunicaciones, S.A. (MADRITEL)		(**	)	(1)	Design and operation of cable television systems	MADRID	—	30.18	187.8	60.0	(133.0)
Supercable Almeria Telecomunicaciones, S.A.		(**	)	—	Telecommunications	SEVILLE	—	30.18	9.6	2.6	(5.2)
Supercable Andalucia, S.A.		(**	)	(1)	Telecommunications	SEVILLE	—	30.18	S/D	S/D	S/D
Supercable Sevilla, S.A.		(**	)	—	Telecommunications	SEVILLE	—	29.63	35.4	11.3	(27.9)
Retevision I, S.A.		(**	)	(1)	Telecommunications	BARCELONA	—	30.18	53.0	136.9	(85.7)
Torre de Collserola, S.A.		(**	)	—	Telecommunications	BARCELONA	—	10.87	S/D	S/D	S/D
Eresmas Interactiva, S.A.		(**	)	—	Internet	MADRID	—	29.98	S/D	S/D	S/D
Retevision Movil, S.A. (AMENA)		(**	)	(1)	Wireless telephony operator	BARCELONA	—	29.55	245.0	(190.8)	100.7
Quiero Television, S.A.		(**	)	(1)	Digital television	MADRID	—	14.79	92.6	S/D	S/D
Hispasat, S.A.		(**	)	—	Telecommunications	MADRID	—	5.31	S/D	S/D	S/D
Tenaria, S.A.		(**	)	—	Telecommunications	ZARAGOZA	—	5.06	S/D	S/D	S/D
Med Telecom, S.A.		(**	)	—	Cable operator	ALICANTE	—	3.02	7.2	7.0	(6.0)
Sistelcom, S.A.		NC		(1)	Development and operation of telecommunications services	MADRID	18.19	18.19	0.7	0.2	(0.3)
Sistelcom Telemensaje, S.A.		(**	)	(1)	Operation and marketing of telecommunications networks and services	MADRID	—	3.64	S/D	S/D	S/D
Euskaltel, S.A.		NC		(4)	Operation and marketing of telecommunications networks and services	BILBAO	10.00	10.62	295.2	(29.1)	(16.2)
Retecal, S.A.		NC		—	Cable operator	VALLADOLID	0.21	0.21	87.1	(4.3)	(13.1)
Made Torres y Herrajes, S.A.		NC		—	Manufacture of electricity pylons and telecommunications towers	VALLADOLID	0.03	0.03	S/D	S/D	S/D
Endesa Net Factory, S.L.		FC		(1)	Complete e-commerce, Internet and new technologies cycle	MADRID	100.00	100.00	8.3	(2.5)	(4.5)
Diseño de Sistemas en Silicio, S.A. (DS2)		NC		(4)	Voice transmission solutions using the electricity system	CASTELLÓN	15.00	15.00	0.6	12.5	0.5
Eutilia, N.V.		NC		(1)	B2B market	NETHERLANDS	9.81	9.81	0.1	19.1	(21.1)
Buongiorno, S.P.A.		NC		(4)	Management of Internet and wireless telephony services	MADRID	0.73	0.73	9.3	S/D	S/D
Endesa Servicios, S.L.
Mundivia, S.A.		NC		(1)	Research and operation of IT and telecommunications services	SANTANDER	85.00	85.00	0.6	1.7	0.1
Endesa Marketplace, S.A.		FC		(1)	B2B transactions using the Internet	MADRID	78.00	72.75	6.7	0.0	(2.6)
Sadiel, S.A.		NC		(1)	IT and electronics research and development	SEVILLE	37.50	37.50	0.7	6.3	2.3
Net Tecnologia de la Informacion, A.I.E.		NC		—	Promotion and coordination of IT and telecommunications services	MADRID	33.33	33.33
DIVERSIFICATION/OTHER
Apamea 2000, S.L.		NC		—	Electricity distribution activities	MADRID	100.00	100.00	0.0	0.0	0.0
Endesa Diversificacion, S.A.		FC		(1)	Portfolio company	MADRID	100.00	100.00	540.0	306.0	(490.0)
Made Tecnologias Renovables, S.A.		FC		(1)	Manufacture of renewable energy equipment	MADRID	100.00	100.00	6.6	13.7	(6.1)
Made-Isolux, U.T.E. (ERICSSON)		NC		—	Sale and installation of wireless telephony towers	MADRID	50.00	50.00	S/D	S/D	S/D

									Millions
Corporate Name	Currency	Consol. Method		Audit.	Corporate Purpose or Line of Business	Location	Voting Rights (%)	Dividend Rights (%)	Capital	Reserves	Net Income (Loss)
Made-Isolux, U.T.E. (NOKIA)		NC		—	Sale and installation of wireless telephony towers	MADRID	50.00	50.00	S/D	S/D	S/D
Made-Isolux, U.T.E. (SIEMENS)		NC		—	Sale and installation of wireless telephony towers	MADRID	50.00	50.00	S/D	S/D	S/D
Made-Isolux, U.T.E. (AMENA)		NC		—	Sale and installation of wireless telephony towers	MADRID	50.00	50.00	S/D	S/D	S/D
Yituo-Made Turbine Corporation, Ltd.		NC		—	Manufacture of renewable energy equipment	CHINA	50.00	50.00	S/D	S/D	S/D
Nueva Nuinsa, S.L.		NC		(1)	Regional diversification	SEVILLE	100.00	100.00	54.6	8.9	3.5
Nuevas Iniciativas de I+D, S.A. (NUI+D)		(**	)	—	Performance of research programs	SEVILLE	100.00	100.00	0.7	0.1	(0.2)
Unelco Servicios, S.A.		(**	)	(1)	Promotion and retailing of electric power, water, gas, telecommunications services and other	LAS PALMAS DE GRAN CANARIA	100.00	100.00	0.5	(0.1)	0.0
Nuinsa—Semi, U.T.E. (NUSE)		(**	)	—	Infrastructures for telecommunications network	SEVILLE	51.00	51.00	0.0	2.9	0.2
Tarifa Linea, U.T.E.		(**	)	—	Outflow of electricity from wind farms in the Tarifa area	SEVILLE	50.00	50.00	0.0	0.0	0.0
Aquicultura Balear, S.A.		(**	)	—	Aquaculture	PALMA DE MALLORCA	33.33	33.33	S/D	S/D	S/D
Partecsa Isla Magica, S.A.		(**	)	(4)	Operation of theme park	SEVILLE	4.04	4.04	13.4	(10.1)	S/D
Catalana d'Iniciatives C.R.		(**	)	(17)	Venture capital company of the Barcelona City Council and Cataluña Autonomous Community	BARCELONA	0.94	0.94	24.0	9.4	16.3
Nexus Capital, S.A.		(**	)	(17)	Venture capital company of the Barcelona City Council and Cataluña Autonomous Community	BARCELONA	0.94	0.94	12.0	0.9	3.9
Senda Ambiental, S.A.		EM		(1)	Recycling, clean-up and management activities at landfills	BARCELONA	100.00	100.00	0.4	1.7	0.5
Ecosenda Ambiental, S.L.		(**	)	—	Recycling, clean-up and management activities at landfills	BARCELONA	100.00	100.00	0.3	0.0	0.1
Recuperacio Crom Industrial, S.A. (RECRISA)		(**	)	—	Recovery of chromium used by tanners	BARCELONA	75.00	75.00	0.3	0.0	0.0
Pilagest, S.L.		(**	)	—	Rustic and urban property services	BARCELONA	50.00	50.00	0.8	0.0	0.3
Reciclados y Servicios del Mediterraneo, S.L.		(**	)	—	Complete waste cycle	ALICANTE	50.00	50.00	0.3	1.2	0.3
Tractaments Ecologics, S.A.		(**	)	—	Urban cleaning and complete waste cycle	BARCELONA	50.00	50.00	0.1	0.2	0.2
Centre Montmelo, U.T.E.		(**	)	—	Treatment of special waste	BARCELONA	33.33	33.33	S/D	S/D	S/D
Vertresa-RWE-Senda, U.T.E.		(**	)	—	Urban solid waste treatment	MADRID	5.00	5.00	S/D	S/D	S/D
Desaladora de Carboneras, U.T.E.		NC		(3)	Technical assistance and operation of desalination plant	ALMERIA	75.00	75.00	S/D	S/D	S/D
Endesa Financiacion Filiales, S.A.		FC		(1)	Finance	MADRID	100.00	100.00	4,621.0	4,635.0	234.0
Endesa Generacion, S. A.
Andorra Desarrollo, S.A.		NC		—	Regional development	TERUEL	100.00	100.00	0.9	0.0	0.0
Andorrana de Cajas de Carton Ondulado, S.A.		(**	)	—	Manufacture of corrugated cardboard boxes	TERUEL	10.00	10.00	4.2	0.0	S/D
Andorrana de Carton Ondulado, S.A.		(**	)	—	Manufacture of corrugated cardboard	TERUEL	10.00	10.00	4.2	0.0	S/D
Desarrollo Tecnologico Nuclear, S.L. (DTN)		NC		—	Research and development in relation to nuclear electricity facilities	MADRID	45.32	46.32	0.4	0.0	(0.1)
Tecnatom, S.A.		NC		—	Services for electric power production facilities	MADRID	45.00	45.00	4.0	12.6	0.6
Nuclenor, S.A.
Medidas Ambientales, S.L.		NC		—	Environmental analysis and control activities	MADRID	50.00	25.00	0.1	0.0	0.0
Gestion Aeropuerto de Burgos, S.A. (GABSA)		NC		—	Airport services	BURGOS	1.76	0.88	1.0	0.0	0.0
Miranda Plataforma Logistica, S.A.		NC		—	Infrastructure development and management in Miranda de Ebro	BURGOS	1.00	0.50	0.6	0.0	0.0
Sdad. Desarrollo Sierra Morena Cordobesa, S.A.		NC		—	Regional development	CORDOBA	1.82	1.82	14.3	S/D	S/D
Endesa North America Inc.	f	NC		—	Representation office in Europe for investors	NEW YORK—U.S.A.	100.00	100.00	0.0	0.0	0.0
Endesa Red, S.A.
Endesa Distribucion Electrica, S.L.
Agrupacion Acefhat, A.I.E.		NC		—	Integral management of works on public thoroughfares	BARCELONA	20.00	20.00	0.8	0.0	0.0
Endesa Servicios, S.L.		FC		(1)	Provision of services to companies	MADRID	100.00	100.00	84.0	(18.0)	28.0
Triema, S.A.	b	NC		—	Management system marketing services	BUENOS AIRES—ARGENTINA	55.00	55.00	0.0	(0.1)	0.0
Instituto de la Calidad, S.A.		NC		(1)	Quality-related services	SEVILLE	46.73	46.73	0.3	0.1	0.0
International Endesa, B.V. (IEBV)		FC		(1)	International financial transactions	AMSTERDAM—NETHERLANDS	100.00	100.00	15.0	5.0	0.0
Nubia 2000, S.L.		NC		—	Electricity generation activities	MADRID	100.00	100.00	0.0	0.0	0.0
Nueva Compañia de Distribucion Electrica 2, S.L.		NC		—	Electricity distribution activities	MADRID	100.00	100.00	0.0	0.0	0.0
Nueva Compañia de Distribucion Electrica 3, S.L.		NC		—	Electricity distribution activities	MADRID	100.00	100.00	0.0	0.0	0.0
Nueva Compañia de Distribucion Electrica 4, S.L.		NC		—	Electricity distribution activities	MADRID	100.00	100.00	0.0	0.0	0.0
Nueva Compañia de Generacion Electrica 2, S.L.		NC		—	Electricity generation activities	MADRID	100.00	100.00	0.0	0.0	0.0
Sdad. Gestion de Activos de Generacion Electrica, S.L.		NC		—	Electricity generation activities	MADRID	100.00	100.00	0.0	0.0	0.0
Sdad. Gestion de Activos de Distribucion Electrica, S.L.		NC		—	Electricity distribution activities	MADRID	100.00	100.00	0.0	0.0	0.0
Teneguia Gestion Financiera, S.L.		NC		(1)	Finance	SANTA CRUZ DE TENERIFE	100.00	100.00	20.0	0.0	0.0
Teneguia Gestion Financiera, S. Comanditaria		FC		(1)	Finance	SANTA CRUZ DE TENERIFE	94.45	94.45	1,567.0	2.0	51.0
Interbolsa, S.A.		NC		—	Stockbroking	MADRID	20.00	20.00	0.0	0.0	0.0
Repsol YPF, S.A.		EM		(1)	All activities in the oil and gas industry	MADRID	3.02	3.02	1,220.9	10,596.3	1,952.0
Corporacion Empresarial de Extremadura, S.A.		NC		—	Regional promotion	BADAJOZ	2.53	2.53	S/D	S/D	S/D
Sociedad de Fomento Industrial de Extremadura, S.A. (SOFIEX)		NC		—	Regional development	BADAJOZ	0.60	0.60	S/D	S/D	S/D
LATIN AMERICA
Endesa Internacional, S.A.		FC		(1)	Endesa Group's international business lines	MADRID	100.00	100.00	2,931.0	(612.0)	(221.0)
Enersis S.A.	a	FC		(1)	Production and distribution of electric power	SANTIAGO—CHILE	65.00	64.97	685,384.0	543,944.0	(223,748.0)
Inversiones Distrilima, S.A. (DISTRILIMA)	d	FC		(1)	Portfolio company	LIMA—PERU	86.14	66.18	547.0	213.0	60.0
Cia. Americana de Multiserv. de Argentina, S.A.(CAM ARGENTINA)	b	FC		(1)	Construc. of electricity, postal and measur. calib. networks	BUENOS AIRES—ARGENTINA	100.00	64.97	1.0	2.4	(1.5)
Cia. Americana de Multiservicios del Peru, S.A.(CAM PERU)	d	FC		(1)	Purchase, sale and distribution of electricity-related products	LIMA—PERU	100.00	64.97	1.0	5.5	5.0
Cia. Americana de Multiservicios Ltda. (CAM CHILE)	a	FC		(1)	Purchase and sale of electricity products	SANTIAGO—CHILE	100.00	64.97	2,572.0	14,479.0	7,982.0
Constructora el Gobernador Ltda.	a	FC		(1)	Construction, operation and marketing of construction work	SANTIAGO—CHILE	100.00	64.97	22,003.0	(1,521.0)	603.0
Enersis de Argentina S.A.	b	FC		(1)	Portfolio company	BUENOS AIRES—ARGENTINA	100.00	64.97	0.2	0.0	0.2
Enersis Energia de Colombia, S.A.	e	FC		(1)	Portfolio company	BOGOTA—COLOMBIA	100.00	64.97	300.0	725.0	(166.0)
Enersis Internacional	a	FC		(1)	Portfolio company	GRAND CAYMAN-CAYMAN ISLANDS	100.00	64.97	198,719.0	105,601.0	38,494.0
Inmobiliaria Manso de Velasco Ltda.	a	FC		(1)	Lease and administration of movable property	SANTIAGO—CHILE	99.99	64.97	5,849.0	44,425.0	(9,935.0)
Sociedad Agricola El Gobernador Ltda.	a	FC		(1)	Exploitation of farm land	SANTIAGO—CHILE	100.00	64.97	29,300.0	13,633.0	126.0
Synapsis Argentina, S.A.	b	FC		(1)	IT services	BUENOS AIRES—ARGENTINA	100.00	64.97	1.0	3.0	(8.0)
Synapsis Brasil Ltda.	c	FC		(1)	IT services	RIO DE JANEIRO—BRAZIL	100.00	64.97	0.0	1.0	0.0
Synapsis Colombia Ltda.	e	FC		(1)	IT services	BOGOTA—COLOMBIA	100.00	64.97	238.0	312.0	2,599.0
Synapsis Peru, S.A.	d	FC		(1)	IT and telecommunications services and products	LIMA—PERU	100.00	64.97	1.0	0.0	1.0
Synapsis Soluciones y Servicios, Ltda.	a	FC		(1)	Supply and marketing of computer hardware	SANTIAGO—CHILE	100.00	64.97	3,944.0	420.0	4,394.0

									Millions
Corporate Name	Currency	Consol. Method		Audit.	Corporate Purpose or Line of Business	Location	Voting Rights (%)	Dividend Rights (%)	Capital	Reserves	Net Income (Loss)
CAM Brasil Multiservicios Ltda. (CAM BRASIL)	c	FC		(1)	Purchase, sale and dist. of electricity-related products	BRAZIL	99.99	64.96	363.0	66.0	(116.0)
Cia. Americana de Multiserv. de Colombia, S.A. (CAM COLOMBIA)	e	FC		(1)	Technical calibration and measurement services	BOGOTA—COLOMBIA	99.99	64.96	1,616.0	2,357.0	3,518.0
Luz de Rio Ltda.	c	FC		(1)	Portfolio company	RIO DE JANEIRO—BRAZIL	100.00	64.32	1.0	(65.0)	(221.0)
Compañia Electrica del Rio Maipo S.A.	a	FC		(1)	Electricity distribution and related services	SAN BERNARDO—CHILE	98.74	64.15	15,013.0	5,851.0	11,727.0
Chilectra de Argentina, S.A.	b	FC		(1)	Professional services and financial and investment activities	BUENOS AIRES—ARGENTINA	99.99	63.83	0.0	0.0	0.0
Chilectra Internacional	a	FC		(1)	Portfolio company	GRAND CAYMAN-CAYMAN ISLANDS	100.00	63.83	65,046.0	33,994.0	5,476.0
Chilectra S.A.	a	FC		(1)	Distribution and sale of electricity	SANTIAGO—CHILE	98.24	63.83	282,120.0	210,297.0	(31,002.0)
Diprel Brasil Ltda.	c	NC		(1)	Portfolio company	RIO DE JANEIRO-BRAZIL	100.00	63.83	S/D	S/D	S/D
Empresa Electrica de Colina Ltda.	a	FC		(1)	Complete electricity and related materials cycle	COLINA—CHILE	100.00	63.83	82.0	(172.0)	650.0
Luz Andes Ltda.	a	FC		(1)	Transmission, distribution and sale of energy and fuels	SANTIAGO—CHILE	100.00	63.83	1.0	641.0	411.0
Cerj Overseas Inc.	c	FC		(1)	Portfolio company	PANAMA	100.00	61.66	0.0	(142.4)	(69.4)
Companhia de Electricidade do Rio de Janeiro S.A. (CERJ)	c	FC		(1)	Production, transmission and distribution of electricity	RIO DE JANEIRO-BRAZIL	83.92	61.66	915.0	(96.0)	(386.0)
Inmobiliaria Centro Nuevo Ltda.	a	FC		(1)	Purchase, sale and operation of real estate	SANTIAGO—CHILE	99.93	60.10	18.0	(30.0)	(1.0)
Inmobiliaria Constructora Edificio Santiago 2000 Ltda.	a	FC		(1)	Execution of real estate project	SANTIAGO—CHILE	92.50	60.10	218.0	(143.0)	6.0
Empresa Distribuidora Sur S.A. (EDESUR)	b	FC		(2)	Distribution and retailing of electric power	BUENOS AIRES—ARGENTINA	99.44	48.52	2,060.3	117.6	(179.4)
Companhia Energetica do Ceara, S.A. (COELCE).	c	FC		(1)	Complete electric power cycle	FORTALEZA—BRAZIL	58.86	45.73	433.0	733.0	28.0
Codensa, S.A.	e	FC		(1)	Distribution and retailing of electric power	BOGOTA—COLOMBIA	48.48	44.98	1,320,856.0	2,092,600.0	137,925.0
Empresa de Distribuc. Elec. de Lima Norte, S.A. (EDELNOR)	d	FC		(1)	Generation, transmission and distribution of electric power	LIMA—PERU	60.00	39.71	1,132.0	132.0	100.0
Sociedad Agricola de Cameros Ltda.	a	FC		(1)	Exploitation of farm land	SANTIAGO—CHILE	57.50	37.36	5,738.0	1,094.0	104.0
Aguas Santiago Poniente, S.A.	a	FC		(1)	Production and distribution of potable water	SANTIAGO—CHILE	55.00	35.73	2,971.0	(701.0)	0.0
Construcciones y Proyectos Los Maitenes, S.A.	a	FC		(1)	Civil works and construction of facilities	SANTIAGO—CHILE	55.00	35.73	3,573.0	(2,636.0)	(587.0)
Sociedad Agricola Pastos Verdes Ltda.	a	FC		(1)	Exploitation of farm land	SANTIAGO—CHILE	55.00	35.73	37,029.0	31,451.0	98.0
Distrilec Inversora S.A.	b	FC		(1)	Portfolio company	BUENOS AIRES—ARGENTINA	51.51	32.97	1,103.0	170.9	(104.5)
Sacme, S.A.	b	NC		(18)	Supervision and control of the electricity system in Buenos Aires	BUENOS AIRES—ARGENTINA	50.00	24.26	0.3	0.0	0.1
Endesa Chile	a	FC		(2)	Complete electric power cycle	SANTIAGO—CHILE	59.98	38.97	1,009,511.0	430,442.0	(9,319.0)
Transportadora de Energia, S.A.	b	FC		(1)	Generation, transmission and distribution of electric power	ARGENTINA	100.00	72.52	55.5	3.5	7.9
Capital de Energia S.A.	e	FC		(1)	Portfolio company	BOGOTA—COLOMBIA	100.00	66.02	351.0	2,153,874.0	58,502.0
Compañia Electrica Cono Sur, S.A.	a	FC		(2)	Portfolio company	PANAMÁ	100.00	38.97	866,846.0	344,194.0	56,043.0
Compañia Electrica Tarapaca, S.A. (CELTA)	a	FC		(2)	Complete electric power cycle	SANTIAGO—CHILE	100.00	38.97	78,741.0	(9,716.0)	2,645.0
Endesa Chile Internacional	f	FC		(2)	Portfolio company	GEORGE TOWN—CAYMAN ISLANDS	100.00	38.97	56,700.0	(53,331.0)	(41,034.0)
Endesa de Colombia, S.A.	e	FC		(1)	Portfolio company	NEIVA—COLOMBIA	100.00	38.97	4,511.0	456,827.0	(231,348.0)
Inverandes, S.A.	b	NC		—	Portfolio company	ARGENTINA	100.00	38.97	3.4	S/D	S/D
Inversiones Endesa Norte, S.A.	a	FC		(2)	Portfolio company	SANTIAGO—CHILE	100.00	38.97	70,174.0	21,012.0	759.0
Endesa Argentina, S.A.	b	FC		(1)	Portfolio company	BUENOS AIRES—ARGENTINA	99.99	38.96	52.0	72.1	(297.5)
Endesa Brasil Participaçoes Ltda.	c	FC		(2)	Portfolio company	RIO DE JANEIRO-BRAZIL	100.00	38.96	0.1	0.0	0.1
Endesa Inversiones Generales, S.A. (ENIGESA)	a	FC		(2)	Portfolio company	SANTIAGO—CHILE	100.00	38.95	982.0	285.0	656.0
Tunel el Melon, S.A.	a	NC		(2)	Execution, construction and exploitation of the "El Melón" tunnel	SANTIAGO—CHILE	99.95	38.95	9.0	(10.0)	(3.0)
Ingendesa do Brasil, Ltda.	c	NC		—	Project engineering consulting services	RIO DE JANEIRO-BRAZIL	100.00	38.06	0.3	0.0	0.0
Empresa de Ingenieria Ingendesa, S.A. (INGENDESA)	a	FC		(2)	Engineering services	SANTIAGO—CHILE	97.64	38.05	1,861.0	(517.5)	923.3
Empresa Electrica Pangue, S.A.	a	FC		(2)	Complete electric power cycle	SANTIAGO—CHILE	94.99	37.02	69,014.0	(9,440.0)	18,851.0
Empresa Generadora de Energia Electrica, S.A. (EMGESA)	e	FC		(1)	Electric power production	BOGOTA—COLOMBIA	48.48	36.26	1,530,694.0	2,353,865.0	100,609.0
Lajas Inversora, S.A.	a	FC		(2)	Portfolio company	PANAMÁ	100.00	36.19	398,749.0	170,486.0	(67,152.0)
Empresa Electrica Pehuenche, S.A.	a	FC		(2)	Complete electric power cycle	SANTIAGO—CHILE	92.65	36.10	151,847.0	22,995.0	20,012.0
Centrais Electricas Cachoeira Dourada, S.A.	c	FC		(1)	Production and retailing of electric power	GOIANIA—BRAZIL	99.57	36.04	289.0	538.0	24.0
Central Hidroelectrica de Betania, S.A.	e	FC		(1)	Electric power production	NEIVA—COLOMBIA	85.62	33.36	249,662.0	1,379,999.0	(210,257.0)
Compañia Electrica San Isidro, S.A.	a	FC		(2)	Complete electric power cycle	SANTIAGO—CHILE	50.00	29.23	30,456.0	(93.0)	5,250.0
Hidroinvest, S.A.	b	FC		(1)	Portfolio company	BUENOS AIRES—ARGENTINA	69.93	27.25	17,870.0	171,601.0	(21,256.0)
Autopista del Sol, S.A.	a	(**	)	(2)	Construction and operation of a toll road	SANTIAGO—CHILE	100.00	23.40	34,013.0	424.0	1,040.0
Infraestructura 2000, S.A.	a	NC		(2)	Infrastructure construction work	SANTIAGO—CHILE	60.00	23.38	64,326.0	(737.0)	413.0
Generandes Peru, S.A.	d	FC		(2)	Portfolio company	LIMA—PERU	59.63	23.24	1,218.0	356.0	76.0
Inecsa Dos Mil, S.A.	a	(**	)	(2)	Execution, investment in and operation of public infrastructure	SANTIAGO—CHILE	97.32	22.75	25,013.0	497.8	(98.3)
Autopista Los Libertadores, S.A.	a	(**	)	(2)	Construction and operation of a freeway	SANTIAGO—CHILE	99.95	22.74	24,112.0	1,184.0	(83.0)
Central Costanera, S.A.	b	FC		(1)	Production and retailing of electric power	BUENOS AIRES—ARGENTINA	51.93	20.23	171.3	562.6	(27.2)
Gas Atacama, S.A.	f	NC		(2)	Administration and management of related companies	SANTIAGO—CHILE	50.00	19.48	0.8	(6.5)	(0.4)
Atacama Finance Co.	f	NC		(2)	Funding of Atacama project	GEORGE TOWN—CAYMAN ISLANDS	50.00	19.48	6.0	1.0	0.0
Energex Co.	f	NC		(2)	Portfolio company	GEORGE TOWN—CAYMAN ISLANDS	50.00	19.48	0.0	0.0	0.0
Gasoducto Atacama Chile Ltda.	f	NC		(2)	Transmission of natural gas	SANTIAGO—CHILE	50.00	19.48	62.0	7.0	9.0
Gasoducto Atacama Argentina Ltda.	f	NC		(2)	Transmission of natural gas	SANTIAGO—CHILE	50.00	19.48	100.0	(17.0)	6.0
Gasoducto Taltal Ltda.	f	(**	)	(2)	Transmission of natural gas	SANTIAGO—CHILE	—	19.48	1,510.0	1,624.9	979.6
Inversiones Electricas Quillota, S.A.	a	NC		(2)	Portfolio company	SANTIAGO—CHILE	50.00	19.48	15,153.0	(646.0)	2,620.0
Gas Atacama Generacion Ltda.	a	NC		(2)	Complete electric power cycle	SANTIAGO—CHILE	50.00	19.48	114.0	(6.4)	(12.9)
Consorcio Ingendesa-Minmetal Ltda.	a	NC		—	Engineering services	SANTIAGO—CHILE	50.00	19.02	1,971.0	(32.0)	923.0
Hidroelectrica El Chocon, S.A.	b	FC		(1)	Electric power production	BUENOS AIRES—ARGENTINA	65.19	18.49	329.6	491.8	(243.8)
Electrogas, S.A.	a	(**	)	(2)	Transmission of natural gas and other fuels	SANTIAGO—CHILE	0.02	16.56	10,339.2	(746.4)	1,597.3
Inversiones Electrogas, S.A.	a	NC		(2)	Portfolio company	SANTIAGO—CHILE	42.50	16.56	10,303.7	3,907.0	1,502.1
Edegel, S.A.	d	FC		(2)	Production and retailing of electric power	LIMA—PERU	63.56	14.77	2,404.0	354.0	107.0
Transmisora Electrica de Quillota Ltda. (TRANSQUILLOTA)	a	NC		(2)	Transmission and distribution of electric power	SANTIAGO—CHILE	50.00	14.61	3,507.1	1,271.6	253.1
Empresa de Energia de Bogota, S.A. (EEB)	e	NC		(1)	Portfolio company	BOGOTA—COLOMBIA	11.00	8.25	1,165,908.9	428,162.1	16,563.7
Elesur, S.A.	a	FC		(1)	Portfolio company	SANTIAGO—CHILE	100.00	100.00	2,435,428.0	131,310.0	3,947.0
Endesa Internacional Energia LTD.	c	FC		—	Portfolio company	RIO DE JANEIRO—BRAZIL	100.00	100.00	60.0	0.0	1.0
Inversiones Cesa, S.L.		FC		(1)	Portfolio company	MADRID—SPAIN	100.00	100.00	159.0	(27.0)	(22.0)
Inversiones Colombia, S.L.		FC		(1)	Portfolio company	MADRID—SPAIN	100.00	100.00	127.0	(23.0)	(27.0)
Chispa 1, S.A.	a	FC		(1)	Portfolio company	SANTIAGO—CHILE	99.85	99.85	8,409.0	171,382.0	8,753.0
Luz de Bogota Ltda.	e	FC		(1)	Portfolio company	BOGOTA—COLOMBIA	100.00	84.02	336,781.0	1,596,928.0	72,351.0
Central Geradora Termelectrica Fortaleza, S.A.	c	FC		(1)	Development of combined-cycle plant project	CEARA—BRAZIL	100.00	82.90	152.0	0.0	0.0

								Millions
Corporate Name	Currency	Consol. Method	Audit.	Corporate Purpose or Line of Business	Location	Voting Rights (%)	Dividend Rights (%)	Capital	Reserves	Net Income (Loss)
Compañia Peruana de Electricidad, S.A. (CPE)	d	FC	(1)	Portfolio company	LIMA—PERU	100.00	81.56	144.0	46.0	15.0
Empresa Electrica de Cabo Blanco, S.A.	d	FC	(1)	Portfolio company	LIMA—PERU	80.00	80.00	76.0	0.0	2.0
Investluz, S.A.	c	FC	(1)	Portfolio company	SAO PAULO—BRAZIL	100.00	76.80	955.0	3.0	(77.0)
Luz de Panama Inc.	c	FC	(1)	Advice on financial and commercial aspects of capital goods and equipment	PANAMA	100.00	76.80	0.0	(8.0)	3.0
Comercializadora de Energia del MERCOSUR, S.A. (CEMSA)	b	FC	(1)	Retailing of power in Mercosur	BUENOS AIRES—ARGENTINA	100.00	72.53	14.0	19.7	1.7
Companhia de Interconexao Energetica, S.A. (CIEN)	c	FC	(1)	Production, transmission and distribution of electric power	RIO DE JANEIRO—BRAZIL	99.99	72.53	285.0	(86.0)	33.0
Compañía de Transmision del MERCOSUR, S.A. (CTM)	b	FC	(1)	Production, transmission and distribution of electric power	BUENOS AIRES—ARGENTINA	100.00	72.53	14.2	25.4	(9.2)
Generalima, S.A.	d	FC	(1)	Portfolio company	LIMA—PERU	72.50	72.50	163.0	(61.0)	3.0
Sociedad Inversora Dock Sud, S.A. (DOCK SUD)	b	FC	(1)	Portfolio company	BUENOS AIRES—ARGENTINA	57.14	57.14	425.2	27.9	(242.0)
Empresa Electrica de Piura, S.A.	d	FC	(1)	Electric power production	LIMA—PERU	60.00	48.00	125.5	1.5	0.4
Empresa de Generac. Termoelec. Ventanilla, S.A. (ETEVENSA)	d	FC	(1)	Electric power production	LIMA—PERU	60.00	43.50	291.0	(36.6)	1.2
Consorcio Energetico Punta Cana-Macao, S.A. (CEPM)	f	EM	(4)	Production, transmission and distribution of electric power	DOMINICAN REPUBLIC	40.00	40.00	11.0	17.2	7.1
Central Dock Sud, S.A.	f	FC	(1)	Production, transmission and distribution of electric power	BUENOS AIRES—ARGENTINA	69.76	39.86	147.0	3.0	(295.0)
Yacylec, S.A.	f	EM	(1)	Transmission of electric power	BUENOS AIRES—ARGENTINA	22.22	22.22	107.0	19.0	0.7
Empresa Propietaria de la Red, S.A.	a	NC	—	Construction of an interconnection line in Central America	PANAMA	14.29	14.29	S/D	S/D	S/D
EUROPE
Endesa Europa, S.L.		FC	(1)	Endesa business activities in Europe	MADRID	100.00	100.00	367.0	1,055.0	21.0
Endesa Holding Italia S.R.L.		FC	(1)	Portfolio company	ROME—ITALY	51.00	51.00	700.8	1,509.3	62.2
Endesa Italia, S.R.L.		FC	(1)	Electric power production	ROME—ITALY	100.00	51.00	859.9	2,084.3	35.2
Endesa Italia Power & Fuel, S.R.L.		FC	(1)	Retailing of electricity and other energy products	ROME—ITALY	100.00	51.00	0.1	0.0	0.0
Societe Nationale d'Electricitè et de Thermiqe, S.A. (SNET)		EM	(4)	Electric power production	PARIS—FRANCE	30.00	30.00	569.2	5.4	5.3
Endesa Trading, S.A.		FC	(1)	Trading in Europe	MADRID	100.00	100.00	1.0	2.0	(1.0)
Endesa Power Trading Ltd.		FC	(1)	Trading in Europe	LONDON—U.K.	100.00	100.00	0.0	(0.5)	(0.6)
Endesa Trading B.V.		NC	—	Trading in Europe	AMSTERDAM—NETHERLANDS	100.00	100.00	0.0	0.0	0.0
Pego Energia Electrica, S.A. (PEGOP)		EM	(5)	Operation of fossil-fuel plants and production of electric power	ABRANTES—PORTUGAL	44.98	44.98	0.1	0.0	3.7
Tejo Energia, S.A.		EM	(2)	Production, transmission and distribution of electric power	ABRANTES—PORTUGAL	35.00	35.00	49.9	65.2	40.6
Carbopego, S.A.		EM	(2)	Purchase, sale, transmission and storage of fuel	ABRANTES—PORTUGAL	33.32	33.32	0.1	0.0	4.4
Soprolif, S.A.		EM	(17)	Construction of a fluidized bed boiler in Gardanne	FRANCE	25.00	28.00	15.2	(7.2)	(2.3)
Lyonnaise Des Eaux Casablanca (LYDEC)	g	NC	(17)	Water supply	CASABLANCA—MOROCCO	18.00	18.00	800.0	41.9	74.6
Energie Electrique de Tahaddart, S.A.	f	NC	—	Construction and operation of a combined cycle power plant	TANGIER—MOROCCO	32.00	32.00	15.8	0.0	0.0
Polska Gielda Energii, S.A.	h	NC	(1)	Organized electricity market	POLAND	10.00	10.00	14.5	S/D	S/D
Powernext, S.A.		NC	—	Organized electricity market	PARIS—FRANCE	5.00	5.00	10.0	(0.9)	(1.5)
Endex N.V.		NC	—	Organized electricity market	AMSTERDAM—NETHERLANDS	2.54	2.54	10.0	3.1	(0.8)

In the case of companies heading groups, the figures relating to capital, reserves and income/loss are consolidated figures.

N/D No data at the date of preparation of these consolidated financial statements.

(**)
These companies are included for information purposes only, since they do not form part of Endesa's long-term investments.

Currencies and exchange rates used to translate
the consolidated financial statements of the
fully consolidated foreign companies

CURRENCY:	Average Exchange Rate	Year-End Exchange Rate
(a) = Chilean pesos	654.2640	753.6063
(b) = Argentine pesos	3.0342	3.5241
(c) = Brazilian reais	2.7898	3.7019
(d) = Peruvian soles	3.3380	3.6851
(e) = Colombian pesos	2,389.3079	3,004.3053
(f) = U.S. Dollars	0.9467	1.0487
(g) = Moroccan dirhams
(h) = Polish Zlotys
CONSOLIDATION METHOD:
FC= Fully consolidated
PC = Proportionally consolidated
EM = Equity method
NC = Not consolidated

(1) Company audited by	DELOITTE & TOUCHE
(2) Company audited by	ERNST & YOUNG
(3) Company audited by	KPMG PEAT MARWICK
(4) Company audited by	PRICE WATERHOUSE COOPERS
(5) Company audited by	CARLOS GÓMEZ ESTOPIÑAN
(6) Company audited by	JOSE CARMELO FRAILE
(7) Company audited by	BDO AUDIBERIA
(8) Company audited by	DOMINGO SÁNCHEZ
(9) Company audited by	FERNANDO MERCADAL
(10) Company audited by	Dr. JUSTINO MENDES
(11) Company audited by	AUDI HISPANIA, S.A.
(12) Company audited by	GASSÓ Y CÍA.
(13) Company audited by	VILLALBA Y CÍA.
(14) Company audited by	HERNÁNDEZ Y MUÑOZ, S.A.
(15) Company audited by	VELASCO GAY AUDITORES
(16) Company audited by	JAVIER LÓPEZ BELLIDO
(17) Company audited by	MAZARS AUDITORES
(18) Company audited by	ESTUDIO ALONSO HIDALGO & ASOCIADOS
(19) Company audited by	RCM AUDITORES
(20) Company audited by	ALCAIN Y RIBA AUDITORES
(21) Company audited by	SODIGA
(22) Company audited by	JAVIER MARTINEZ
(23) Company audited by	AUDITORÍA Y CONTROL
(24) Company audited by	GNL AUDITORES
(25) Company audited by	GABRIEL SÁNCHEZ PALAZÓN
		Year-End Market Price	Average Market Price Last Qtr.
REPSOL YPF	euro	12.60	11.94
RED ELECTRICA	euro	9.64	8.93
AGUAS DE BARCELONA	euro	9.60	9.37
C.H. CACHOEIRA	Bras. reais	272.71	271.83
CENTRAL COSTANERA	Arg. pesos	2.80	2.13
ENDESA CHILE	Ch. pesos	179.00	175.32
E.D.E. LIMA NORTE	Peru. soles	0.99	0.95
CHILECTRA	Ch. pesos	1,699.00	1,666.00
ENERSIS	Ch. pesos	59.00	64.56
CERJ	Bras. reais	0.24	0.27
EDEGEL	Peru. soles	0.90	0.89
E.E. PEHUENCHE	Ch. pesos	450.00	439.72
COELCE	Bras. reais	3.00	2.57
C.E. RIO MAIPO	Ch. pesos	245.00	245.00